UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

August 10, 2009

BigWest Environmental, Inc.

Nevada	333-152837	36-4627722
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

BigWest Environmental, Inc.

1350 W. Horizon Ridge Drive

Suite 1922

Henderson, Nevada 89014

  (702) 301-7333  (702) 301-7333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On or about August 10, 2009, Board of Directors of the Registrant receive a telephone call from The Blackwing Group, LLC, its independent registered public account firm, that would no longer be performing audits for public companies due to compliance burdens and time commitments necessary to comply with regulations. The Company engaged Sam Kan, CPA as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's approved of the resignation of The Blackwing Group, LLC and the engagement of Sam Kan, CPAs as its independent auditor. None of the reports of The Blackwing Group, LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the reporting periods up to June 30, 2009,  a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent periods and the subsequent interim periods thereto, there were no disagreements with The Blackwing Group whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to The Blackwing Group's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 10, 2009.

The registrant has requested that The Blackwing Group furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter was received on November 22, 2009,  and an amended version was received on December 8, 2009 which is attached as an Exhibit to this information filing.

(b) On August 10, 2009, the registrant engaged Sam Kan, CPAs as its independent accountant. During the most recent fiscal years and the interim periods preceding the engagement, the registrant requested Sam Kan, CPAs review and audit the requisite periods which the firm has completed.  As required disclosure under Item 304(a)(2) of Regulation S-K, during the two most recent fiscal years and any subsequent interim period preceding the engagement, the issuer has not consulted with successor auditor regarding (i) either; the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) or a reportable event as described in paragraph 304(a)(1)(v).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigWest Environmental, Inc.

________________

(Registrant)

Date: December 8, 2009

By:	/s/ Frank Rossana
Frank Rossana
President, Director
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer
Treasurer and Director

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